UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 8, 2006

Date of Report (Date of earliest event reported)

USI Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50041	13-3771733
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

555 Pleasantville Road, Suite 160 South

Briarcliff Manor, NY 10510

(Address of principal executive offices)

(914) 749-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As announced in the USI Holdings Corporation’s (the “Company”) press release on June 1, 2006, Jeffrey L. Jones, the Company’s Senior Vice President and Chief Marketing Officer, will speak at the Sandler O’Neill & Partners’ Financial Services Conference in New York, New York on June 8, 2006. A copy of the presentation materials is furnished and attached as Exhibit 99.1. A replay of the audio presentation will be available at http://www.usi.biz through July 8, 2006.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Visual presentations for the Sandler O’Neill & Partners’ Financial Services Conference on June 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2006

USI HOLDINGS CORPORATION

By:	/s/ ERNEST J. NEWBORN, II
Name:	Ernest J. Newborn, II
Title:	Senior Vice President, General Counsel and Secretary